Exhibit 10.15

[LOGO]  Minolta Business Solutions

Salesperson: James Wray
Phone (858) 535-0400

EQUIPMENT:

Dell PowerEdge 2400 (3)
Dell/42U Rack (1)
Smart-UPS 1400 RM  10-hours Network Service

TERM AND RENT:

Initial Term: 36 Months
Monthly Rental Payment:  $368.40 (plus applicable taxes)
Advance Payment $736.80 Plus Applicable Taxes

LESSEE:

Viper Networks Inc.
7960 Silverton Ave #210
San Diego, CA  92126
Phone No.: (858) 547-4214
Dated: 03-27-01

THIS AGREEMENT IS NOT CANCELABLE

By:  /s/ Jason Sunstein
    ---------------------------
    Authorized Signature

CFO
------------
Title

Print Name:  Jason Sunstein

THE TERMS AND CONDITIONS PRINTED ON
THE REVERSE SIDE AR EMADE A PART HEROF

/s/ Jason Sunstein,   Individually
-----------------------------------
Guarantor Signature

Jason Sunstein
-----------------------------------
Print Name

Date:  3/27/01

MINOLTA BUSINESS SOLUTIONS, INC.

Salesperson:  J. Wray
Sales #:  664701
[_____]:  66
Terms:    86 Months
Date:  03-08-01

Bill To:
Citi Capital

Bill to:
Citi Capital

Install Location:
Viper Networks Inc.
Jason Sunstein
858-547-4214
7960 Silverton Ave #210
San Diego, CA 92126


          Description                       Quantity  Total
99NS050   Dell Power Edge 2400 Server/512   1
99NS050   Dell Power Edge 2400 Server/256   2
99NS050   APC 42U Rack with Accessories     1
99NS050   Smart - UPS 1400 RM U2R           1

99NS130   Network Services 10 Hours
                                                      $12,000.00

Sub-Total                                             $12,000.00
Tax Rate                                          Billed Monthly
Shipping & Installation                                      -0-
Total Due                                             $12,000.00

This sales order shall not constitute a binding agreement unless signed by a MBS Branch Manager or officer of MBS and subject to credit approval by MBS

Customer's Signature:  /s/ Jason Sunstein
Date:  3-27-01

MBS Branch Manager Signature:
Date: